                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 12, 2007

                             TOWERSTREAM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

    Delaware                     333-131087                       20-8259086
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 (State or Other          (Commission File Number)              (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)

                  55 Hammerlund Way
                    Middletown, RI                                   02842
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       (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (401) 848-5848

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          (Former Name or Former Address, if Changed Since Last Report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b) On January 12, 2007 we engaged Marcum & Kliegman LLP as our principal independent registered public accounting firm. Schumacher & Associates, Inc., our former principal independent registered public accounting firm, remains engaged by us solely to complete its audit of our financial statements for the fiscal year ended November 30, 2006.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

     On January 12, 2007, our board of directors approved an amendment to our certificate of incorporation, changing our name from University Girls Calendar,
Ltd. to "Towerstream Corporation". On January 12, 2007, stockholders representing the requisite number of votes necessary to approve an amendment to the certificate of incorporation took action by written consent approving the corporate name change. On January 12, 2007, we filed a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of
Delaware effecting the name change.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

     The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.                             Description
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   3.1         Certificate of Amendment to Certificate of Incorporation of UGC
               changing UGC's name to Towerstream Corporation (Incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K of UGC
               filed with the Securities and Exchange Commission on January 19,
               2007)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2007            Towerstream Corporation

                                  By: /s/ Jeffrey M. Thompson
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                                      Jeffrey M. Thompson
                                      Chief Executive Officer and President